UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2026

NCS Multistage Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38071	46-1527455
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

19350 State Highway 249, Suite 600, Houston, Texas	77070
(Address of principal executive offices)	(Zip Code)

(281) 453-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NCSM	Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

On May 31, 2026, NCS Multistage Holdings, Inc., a Delaware corporation (“NCS”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among NCS, Weatherford International plc, an Irish public limited company (“Weatherford”), and Trinity Bell Sub, Inc., a Delaware corporation and wholly owned subsidiary of Weatherford (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into NCS (the “Merger”), with NCS surviving the Merger as a wholly owned subsidiary of Weatherford. Each of the board of directors of Weatherford and the board of directors of NCS (the “NCS Board”) has unanimously approved the Merger Agreement. The Merger is subject to certain customary closing conditions, including regulatory approvals, and is expected to close in the second half of 2026.

Each holder of common stock of NCS, par value $0.01 per share (the “NCS Common Stock”), excluding any excluded shares, will have the right to elect to receive from Weatherford at the effective time of the Merger (the “Effective Time”) for each share of NCS Common Stock held: (a) 0.5537 ordinary shares, par value $0.001 per share of Weatherford (the “Ordinary Shares”), which is not subject to any cap or proration (the “Share Consideration” and such exchange ratio, the “Share Consideration Exchange Ratio”) or (b) (1) cash in an amount equivalent to 0.1371 Ordinary Shares as of the Effective Time (subject to a maximum cash election amount), and (2) 0.2392 Ordinary Shares (collectively, the “Mixed Consideration” and, together with the Share Consideration, the “Merger Consideration”). At the Effective Time, the NCS Common Stock that is held by holders that do not timely make an election will convert into the right to receive the Share Consideration.

At the Effective Time, (i) (a) each NCS restricted stock unit (“NCS RSU”) and NCS equivalent stock unit (“NCS ESU”) (other than each NCS RSU granted to a non-employee director of NCS (“NCS DSU”)) that is outstanding immediately prior to closing, whether or not vested, will be assumed by Weatherford (the “Assumed RSUs”), (b) each Assumed RSU will continue to have, and be subject to, the same terms and conditions, including vesting and forfeiture restrictions, provided that with respect to each NCS ESU, the Max Value Cap (as defined in the applicable award agreement) will cease to apply to such NCS ESU and (c) each Assumed RSU will automatically be converted into an award covering a number of Ordinary Shares equal to the product of the number of shares of NCS Common Stock subject to the Assumed RSU immediately prior to the Effective Time, multiplied by the Share Consideration Exchange Ratio, rounded down to the nearest whole share; (ii) (a) each NCS option (“NCS Option”), whether vested or unvested, that is outstanding immediately prior to closing and has a per share exercise price less than the value of the Share Consideration will be assumed by Weatherford (the “Assumed Options”), and each Assumed Option will continue to have, and be subject to, the same terms and conditions, including vesting and forfeiture restrictions, and will automatically be converted into an option to acquire a number of Ordinary Shares equal to the product of the number of shares of NCS Common Stock underlying such NCS Option multiplied by the Share Consideration Exchange Ratio, rounded down to the nearest whole number, with an adjusted exercise price, and (b) each NCS Option, whether vested or unvested, that is outstanding immediately prior to the Effective Time and has a per share exercise price equal to or greater than the value of the Share Consideration will, at the Effective Time, be cancelled without consideration and be of no further force and effect; and (iii) (a) each NCS performance stock unit (“NCS PSU”) that is outstanding immediately prior to closing, whether or not vested, will be assumed by Weatherford (the “Assumed PSUs”), (b) each Assumed PSU will continue to have, and be subject to, the same terms and conditions, including vesting and forfeiture restrictions, except that the performance goals will be deemed satisfied at the greater of target and actual level of achievement as of the date of the Merger Agreement, as determined by the NCS Board, and (c) each Assumed PSU will automatically be converted into an award covering a number of Ordinary Shares based on the Share Consideration Exchange Ratio. NCS DSUs will automatically vest and settle in shares of NCS Common Stock immediately prior to the Effective Time.

The completion of the Merger is subject to the satisfaction or waiver of customary closing conditions, including: (i) obtaining a written consent from Consenting Stockholders to approve and adopt the Merger Agreement, which consent has been obtained as outlined below; (ii) no law, injunction, judgment, order or decree exists that would prohibit the Merger; (iii) the expiration or termination of review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iv) the receipt of certain other material regulatory consents and approvals; (v) a registration statement on Form S-4 to be filed in connection with the Merger has been declared effective by the Securities and Exchange Commission (the “SEC”); (vi) accuracy of representations and warranties of the respective parties which are generally subject to customary materiality qualifiers; (vii) performance of obligations and compliance with covenants in the Merger Agreement in all material respects; (viii) delivery by an executive officer of each party of a customary officer’s certificate; (ix) no Material Adverse Effect has occurred with respect to either party; (x) receipt by NCS of a certain closing tax opinion; and (xi) NCS taking certain actions with respect to pending Canadian tax matters.

On May 31, 2026, holders of more than 50% of the outstanding NCS Common Stock executed and delivered a written consent adopting and approving the Merger Agreement, which consent (the “NCS Stockholder Consent”) became effective immediately following the execution of the Merger Agreement. As a result of the NCS Stockholder Consent, no further approval by the stockholders of NCS is required to consummate the transactions contemplated by the Merger Agreement.

The Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of each of NCS’s and Weatherford’s business between the date of the signing of the Merger Agreement and the closing date of the Merger and (ii) the efforts of the parties to cause the Merger to be completed, including actions which may be necessary to obtain the required regulatory consents and approvals for the transaction.

The Merger Agreement contains certain customary termination rights for NCS and Weatherford, including, among others, (i) the right of either party to terminate (a) with mutual written consent, (b) if the Merger has not been completed by May 31, 2027 (the “Outside Date”), and (c) if a final, nonappealable order prevents the consummation of the Merger; (ii) NCS may terminate if (a) NCS enters into a definitive agreement providing for a Superior Proposal provided NCS has complied with certain no-shop obligations, (b) Weatherford has breached any representation, warranty or covenant such that a condition to closing cannot be satisfied, and the breach cannot be cured (or such breach remains uncured for 30 days) after the NCS’s written notice of such breach, and (c) a novation contemplated by the Merger Agreement is not effective by the day following the date on which the closing of Weatherford’s pending redomestication occurs, assuming closing (the “Novation”); and (iii) Weatherford may terminate if NCS has breached any representation, warranty or covenant such that a condition to closing cannot be satisfied, and the breach cannot be cured (or such breach remains uncured for 30 days) after Weatherford’s written notice of such breach.

The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, (i) Weatherford will be obligated to pay a termination fee of $9,700,000 if (a) the Merger Agreement is terminated by NCS pursuant to a failure to timely effect the Novation or (b) the Merger Agreement is terminated by NCS due to Weatherford’s breach of certain specified conditions of the merger, and NCS elects to receive the termination fee and (ii) NCS will be obligated to pay a termination fee of $5,500,000 if NCS terminates the Merger Agreement to enter into a definitive agreement providing for a superior proposal or if Weatherford terminates the Merger Agreement after the NCS Board has effected a change of its recommendation.

The directors and officers of Merger Sub immediately prior to the Effective Time will become the directors and officers, respectively, of the Surviving Corporation.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about NCS, Weatherford or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of NCS, Weatherford or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in NCS’s or Weatherford’s public disclosures.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 31, 2026, the NCS Stockholder Consent became effective immediately following the execution of the Merger Agreement. As a result of the NCS Stockholder Consent, no further approval by the stockholders of NCS is required to consummate the transactions contemplated by the Merger Agreement. NCS will file with the SEC and mail to its stockholders an information statement describing the transactions contemplated by the Merger Agreement.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On June 1, 2026, NCS and Weatherford issued a joint press release captioned “Weatherford Announces Definitive Agreement to Acquire NCS Multistage, Expanding Completions Portfolio and Unconventional Resource Exposure”. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Weatherford intends to file a registration statement on Form S-4 (the “Form S-4”) that also constitutes a prospectus of Weatherford with respect to the shares of Weatherford to be issued in the proposed transaction (the “prospectus”) and NCS Multistage intends to file an information statement on Schedule 14C, with the SEC. Each of Weatherford and NCS Multistage may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Form S-4 or prospectus or any other document that Weatherford or NCS Multistage may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Form S-4 and the information statement/prospectus (if and when available) and other documents containing important information about Weatherford, NCS and the proposed Merger, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by NCS will be available free of charge on NCS’s internet website at https://ir.ncsmultistage.com. Copies of the documents filed with the SEC by Weatherford will be available free of charge on Weatherford’s internet website at https://weatherford.com/investor-relations/home. The information included on, or accessible through, Weatherford’s or NCS’s website is not incorporated by reference into this communication.

Forward Looking Statements

This communication includes statements, which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements, and any related oral statements, can be identified by the use of terms such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “outlook,” “budget,” “intend,” “strategy,” “plan,” “guidance,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. These statements include, but are not limited to, statements about the expected timing and completion of the proposed transaction between Weatherford and NCS, anticipated benefits of the proposed transaction, and plans and expectations for the new combined company after the completion of the proposed transaction. Such statements are based upon the current beliefs of Weatherford’s and NCS’s management and are subject to significant risks, assumptions, and uncertainties. Should one or more of these risks or uncertainties materialize, or underlying assumptions prove incorrect, actual results may vary materially from those indicated in our forward-looking statements. Readers are cautioned that forward-looking statements are only estimates and may differ materially from actual future events or results, based on factors including but not limited to the ability to complete the proposed transaction on the timeframe or on the terms currently anticipated or at all, including due to a failure to obtain requisite regulatory approvals; risks related to difficulties, inabilities or delays in integrating the parties’ businesses; the ability to realize the anticipated benefits of the proposed transaction, including estimated synergies; the occurrence of any event, change or other circumstance that could give rise to the right of either or both parties to terminate the Merger Agreement; the potential impact of the announcement or consummation of the proposed transaction on the parties’ stock price and on their respective business, contractual and operational relationships; risks related to business disruptions from the proposed transaction that may harm the business or current plans and operations of either or both parties, including diversion of management time from ongoing business operations; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of either or both parties to hire and retain key personnel; the outcome of any legal proceedings that may be instituted against Weatherford or NCS, or their respective directors; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, or unforeseen or unknown liabilities; as well as the factors and risks described in Weatherford’s Annual Report on Form 10-K for the year ended December 31, 2025 and NCS’s Annual Report on Form 10-K for the year ended December 31, 2025, and, in each case, in subsequent filings with the SEC. Other unpredictable factors not discussed in this communication could also have material adverse effects on forward-looking statements. You should not place undue reliance on any of Weatherford’s or NCS’s forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and Weatherford and NCS undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law, and we caution you not to rely on them unduly.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

2.1	Agreement and Plan of Merger, dated as of May 31, 2026, by and among NCS Multistage Holdings, Inc., Weatherford International plc and Trinity Bell Sub, Inc.†

99.1	Joint Press Release, dated June 1, 2026.

104	Cover Page Interactive Data File (embedded within the inline XBRL Document).

†

Schedules have been omitted pursuant to Item 601(a)(5) and Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCS Multistage Holdings, Inc.

By:	/s/ Mike Morrison
Mike Morrison
Chief Financial Officer and Treasurer

Date: June 1, 2026